UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2011

_________________

CHINA DIRECT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Florida	001-33694	13-3876100

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (954) 363-7333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders (the “Annual Meeting”) of China Direct Industries, Inc. was held on April 22, 2011 at the Jin Jiang Hotel, 59 Maoming Road (S), Shanghai, 200020 China.

(b)
The following directors were elected at the Annual Meeting to hold office until the annual meeting of shareholders for the fiscal year ending September 30, 2011 and until their successors are elected and qualified:

Yuejian (James) Wang. Ph.D.
Yuwei Huang
David Barnes
Sheldon Steiner
Philip Y. Shen, Ph.D.
Adam Wasserman

In addition, the shareholders (i) ratified the selection of Sherb & Co., LLP as the Company’s independent auditor for fiscal 2011, (ii) approved under the applicable provisions of Nasdaq Marketplace Rule 5635 the issuance of our common stock in connection with the July 13, 2010 Equity Transfer Agreement we entered into to acquire an 80% interest in Taiyuan Ruiming Yiwei Magnesium Industry Co., Ltd., (iii) approved a non-binding advisory vote regarding the compensation of our named executive officers, and (iv) approved a resolution requiring us to seek a non-binding advisory vote of our shareholders to approve of the compensation of our named executive officers every three years.  A total of 25,808,852 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy. The voting results were as follows:

1.	The vote on the election of directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified was as follows:

	Votes Cast
	For	Withheld	Non-Votes
Yuejian (James) Wang, Ph.D.	8,810,778	421,826	16,576,248
Yuwei Huang	8,798,718	443,886	16,576,248
David Barnes	8,704,177	528,427	16,576,248
Sheldon Steiner	8,702,345	530,259	16,576,248
Philip Y. Shen, Ph.D.	8,687,476	545,128	16,576,248
Adam Wasserman	8,706,146	526,458	16,576,248

2.
The vote on the approval of the issuance of our common stock in connection with the equity transfer agreement to acquire an 80% interest in Taiyuan Ruiming Yiwei Magnesium Industry Co., Ltd. was as follows:

Votes Cast

For	Against	Abstain	Non-Votes
8,947,362	239,142	46,100	16,576,248

3.	The vote to consider and conduct a non-binding advisory vote regarding the compensation of named executive officers was as follows:

Votes Cast

For	Against	Abstain	Non-Votes
7,366,770	1,775,668	90,166	16,576,248

4.	The vote to consider and conduct a non-binding advisory vote upon the frequency of shareholder approval of compensation of named executive officers was as follows:

Votes Cast

1 Year	2 Years	3 Years	Abstain	Non-Votes
1,975,001	179,983	6,829,328	248,292	16,576,248

5.	The vote on the ratification of the appointment of Sherb & Co., LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2011 was as follows:

	Votes Cast
For	Against	Abstain
23,662,772	1,867,549	278,531

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIRECT INDUSTRIES, INC.

Date: April 26, 2011	By:	/s/ Lazarus Rothstein
Lazarus Rothstein,
Executive Vice President and General Counsel